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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                 DAIMLER-BENZ VEHICLE OWNER TRUST 1998-A
           (Exact name of registrant as specified in its charter)



                                 August 20, 1999
                Date of Report (Date of earliest event reported)



Delaware                  333-64671                 13-3770955
(State or other           (Commission File          (I.R.S. Employer
jurisdiction               Number)                  Identification No.)
of incorporation)



        1201 North Market Street, Suite 1406, Wilmington, Delaware 19801
               (Address of principal executive offices) (Zip Code)



                              (302) 426-1900
           (Registrant's telephone number, including area code)


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Item 5.  Other Events

      The Statement to Noteholders and Certificateholders relating to Daimler-Benz Vehicle Owner Trust 1998-A pursuant to section 4.9 of the Sale and Servicing Agreement dated as of November 1, 1998, among Daimler-Benz Vehicle Receivable Corporation, Mercedes-Benz Credit Corporation and the Trust, for the Collection Period ended July 31, 1999 is being filed as Exhibit 20 to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

      (c)   Exhibits

            Exhibit No.             Description

            20                      Statement to Notesholders and
                                    Certificateholders for the
                                    July 1999 Collection Period



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Daimler-Benz Vehicle Owner Trust 1998-A
                                          (Registrant)

                              By:  Mercedes-Benz Credit Corporation, as Servicer


Date:  August 23, 1999        By:         /s/David A. Klanica
                                  ----------------------------------------------
                                  Name:   David A. Klanica
                                  Title:  Director of Accounting Services


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                                INDEX TO EXHIBITS

Exhibit No.           Description

       20 Statement to Noteholders and Certificateholders for the July 1999 Collection Period


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